Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of QuadraMed Corporation (“the Company”) on Form 10-K for the period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Charles J. Stahl, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 15, 2004	/s/ Charles J. Stahl

Charles J. Stahl Executive Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)